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                                                                    EXHIBIT 23.3




                      CONSENT OF INDEPENDENT ACCOUNTANTS
                      ----------------------------------


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of our report dated March 7, 1997, which appears on page 25 of Western Gas Resources, Inc.'s Annual Report on Form 10-K for the year ended December 31, 1996.




PRICE WATERHOUSE LLP


Denver, Colorado
June 20, 1997